                                                                   EXHIBIT 10.17

                         PARAGON HEALTH NETWORK, INC.
                         1997 LONG-TERM INCENTIVE PLAN


                               I.  INTRODUCTION

     1.1   PURPOSES.  The purposes of the Paragon Health Network, Inc. 1997
           --------
Long-Term Incentive Plan (the "Plan") are (i) to align the interests of the
                               ----
stockholders of Living Centers of America, Inc. (the "Company") and the
                                                      -------
recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, directors (including Non-Employee Directors), and consultants and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

     1.2  CERTAIN DEFINITIONS.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder
      ---------
between the Company and the recipient of such award.

     "BOARD" shall mean the Board of Directors of the Company.
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     "BONUS STOCK" shall mean shares of Common Stock which are not subject to a
      -----------
Restriction Period or Performance Measures.

     "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.
      -----------------

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).
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     "CAUSE" shall mean (i) the failure or refusal by the participant to perform
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his or her normal job duties (other than any such failure resulting from the participant's incapacity due to physical or mental illness), which has not ceased within ten (10) days after a written demand for substantial performance is delivered to the participant by the Chief Executive Officer of the Company or by the Board, which demand identifies the manner in which the Company believes that the participant has not performed such duties, (ii) the engaging by the participant in willful misconduct or an act of moral turpitude which is materially injurious to the Company, monetarily or otherwise or (iii) the conviction of the participant of, or the entering of a plea of nolo contendre by, the participant with respect to, a felony.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of
      ---------
two or more members of the Board, each of whom shall be (i) Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) of the Code.
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     "COMMON STOCK" shall mean the common stock, $.01 par value, of the Company.
      ------------

     "DISABILITY" shall mean the inability of the holder of an award to perform
      ----------
substantially such holder's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "FAIR MARKET VALUE" shall mean the closing transaction price of a share of
      -----------------
Common Stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction[s] for such date, on the next preceding date for which transactions were reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with,
      -----------------
or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common
      ----------------------
Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "MATURE SHARES" shall mean previously-acquired shares of Common Stock for
      -------------
which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder has either (i) held for at least six months or (ii) purchased on the open market.

     "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not
      ---------------------
an officer or employee of the Company or any Subsidiary.

     "NON-STATUTORY STOCK OPTION" shall mean an option to purchase shares of
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Common Stock that is not an Incentive Stock Option.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established
      --------------------
by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. The Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting, but only to the extent such adjustment would not cause any portion of the award, upon payment, or the option, upon exercise, to be nondeductible pursuant to section 162(m) of the Code. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, EBITDA, EBITDAR, operating income; net income; return on assets; economic value added; cash flows market share, census, payor mix cash flow or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures (i) shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Before any cash or shares of Common Stock are paid to any holder of an award subject to Performance Measures under this Plan, the Committee shall certify in writing that the applicable Performance Measures were in fact satisfied.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee
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during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of
      -----------------
specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

     "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under
      -----------------------
this Plan.

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
      ------------------------------
Section 22(e)(3) of the Code or any successor thereto.

     "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a
      ----------------
Restriction Period and shall include Directors Restricted Stock.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee
      ------------------
during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing
      ---
SAR or a Tandem SAR.

     "STOCK AWARD" shall mean an award of Restricted Stock or a Bonus Stock.
      -----------

     "SUBSIDIARY" shall have the meaning set forth in Section 1.4.
      ----------

     "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by
      ----------
reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     1.3  ADMINISTRATION. This Plan shall be administered by the Committee.  The
          --------------
Committee shall have the authority to determine eligibility for awards hereunder and to determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under Section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse, and
(iv) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share Award shall be deemed to be satisfied at the maximum or any other level.

     The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

     The Committee shall keep minutes of its meetings and of action taken by it without a meeting. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4  ELIGIBILITY.  Participants in this Plan shall consist of such
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directors (including Non-Employee Directors), officers, other employees or persons expected to become employees, and consultants of the Company or its subsidiaries from time to time (individually a "Subsidiary"
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

and collectively the "Subsidiaries") as the Committee in its sole discretion may
                      ------------
select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Section V.

     1.5  SHARES AVAILABLE.  Subject to adjustment as provided in Section 6.7,
          ----------------
2,000,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Directors Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     To the extent necessary to qualify an award hereunder as "qualified performance-based compensation" under Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, Stock Awards or Performance Share Awards or a combination thereof may be granted during any calendar year to any person shall be 1,000,000, subject to adjustment as provided in Section 6.7. Grants of options, SARs, Stock Awards or Performance Share Awards under this Plan that are canceled shall count toward the maximum stated in the preceding sentence.

               II.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1  STOCK OPTIONS.  The Committee may, in its discretion, grant Incentive
          -------------
Stock Options or Non-Statutory Stock Options. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan was adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount ($100,000 as of the date hereof) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a)  Number of Shares and Purchase Price. The number of shares of Common
          -----------------------------------
Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock
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shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b)  Option Period and Exercisability. The period during which an option
          --------------------------------
may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in full at the time of grant or be subject to a vesting schedule determined by the Committee. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c)  Method of Exercise. An option may be exercised (i) by giving written
          ------------------
notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value, determined as of the date of exercise, equal to the purchase price (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) in subsection (i) hereof. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

     2.2  STOCK APPRECIATION RIGHTS.  The Committee may, in its discretion,
          -------------------------
grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a)  Number of SARs and Base Price. The number of SARs subject to an award
          -----------------------------
shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

     (b)  Exercise Period and Exercisability. The Agreement relating to an award
          ----------------------------------
of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in full at the time of grant or be subject to a vesting schedule determined by the Committee. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR and shall have rights as a stockholder of the Company in accordance with Section 6.10.

     (c)  Method of Exercise. A Tandem SAR may be exercised (i) by giving
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written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

     2.3  TERMINATION OF EMPLOYMENT OR SERVICE. (a) Non-Statutory Stock Options
          ------------------------------------      ---------------------------
and SARs. All of the terms relating to the exercise, cancellation or other
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disposition of a Non-Statutory Stock Option or SAR upon a termination of employment with or service to the Company of the holder of such Non-Statutory Stock Option or SAR, as the case may be, whether by reason of Disability, retirement, death, Cause or other termination, shall be determined by the Committee. Such determination shall be made at the time of the grant of such Non-Statutory

Stock Option or SAR, as the case may be, and shall be specified in the Agreement relating to such Non-Statutory Stock Option or SAR.

     (a)  Termination of Employment - Incentive Stock Options. Unless otherwise
          ---------------------------------------------------
specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability or death, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option was exercisable on the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until the date which is one year after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability.

     If the employment of a holder of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. Unless otherwise specified in the Agreement evidencing an option, but subject to Section 2.1(b), if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death, or Cause, each Incentive Stock Option held by such optionee shall be excisable only to the extent such option was exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the date which is three months after the effective date of such optionee's termination of employment.

     If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Subsection (b) following termination of employment by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option was exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until the date which is one (1) year after the date of death.


                              III.  STOCK AWARDS

     3.1  STOCK AWARDS.  The Agreement relating to a Stock Award shall specify
          ------------
whether the Stock Award is an award of Restricted Stock or Bonus Stock.

     3.2  TERMS OF STOCK AWARDS.  Stock Awards shall be subject to the following
          ---------------------
terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a)  Number of Shares and Other Terms. The number of shares of Common Stock
          --------------------------------
subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

     (b)  Vesting and Forfeiture. The Agreement relating to a Restricted Stock
          ----------------------
Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

     Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

     (c)  Share Certificates. During the Restriction Period, a certificate or
          ------------------
certificates representing a Restricted Stock Award may be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

     (d)  Rights with Respect to Restricted Stock Awards. Unless otherwise set
          ----------------------------------------------
forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3.3  TERMINATION OF EMPLOYMENT OR SERVICE.  All of the terms relating to
          ------------------------------------
the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of such Restricted Stock Award upon a termination of employment with or service to the Company of the holder of such Restricted Stock Award, whether by reason of Disability, retirement, death, Cause or other termination, shall be set forth in the Agreement relating to such Restricted Stock Award.

                         IV.  PERFORMANCE SHARE AWARDS

     4.1  PERFORMANCE SHARE AWARDS.  The Committee may, in its discretion, grant
          ------------------------
Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2  TERMS OF PERFORMANCE SHARE AWARDS.  Performance Share Awards shall be
          ---------------------------------
subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a)  Number of Performance Shares and Performance Measures. The number of
          -----------------------------------------------------
Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

     (b)  Vesting and Forfeiture. The Agreement relating to a Performance Share
          ----------------------
Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are to be satisfied or met during the specified Performance Period, and for the forfeiture of such award if specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c)  Settlement of Vested Performance Share Awards. The Agreement relating
          ---------------------------------------------
to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award and shall have rights as a stockholder of the Company in accordance with Section 6.10.

     4.3  TERMINATION OF EMPLOYMENT.  All of the terms relating to the
          -------------------------
satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment with the Company of the holder of such Performance Share Award, whether by reason of Disability, retirement, death or other termination, shall be determined by the Committee in its sole discretion and set forth in the Agreement relating to such Performance Share Award.

               V.  PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1  ELIGIBILITY.  Each Non-Employee Director shall be granted options to
          -----------
purchase shares of Common Stock in accordance with this Article V. All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2  GRANTS OF STOCK OPTIONS.  Each Non-Employee Director shall be granted
          -----------------------
Non-Statutory Stock Options as follows:

     (a)  Time of Grant. As of the date on which a Non-Employee Director is
          -------------
first elected to or begins to serve as a Non-Employee Director, the Non-Employee Director shall receive an option to purchase 5,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option. Thereafter, at each subsequent annual meeting of the stockholders of the Company beginning with the 1999 annual meeting, each Non-Employee Director stockholders (other than those who are first elected or begin to serve at or within six (6) months of such annual meeting), shall receive an option to purchase 2,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

     (b)  Option Period and Exercisability. Except as otherwise provided herein,
          --------------------------------
each option granted under this Article V shall not be fully exercisable during the first year following its date of grant. Thereafter, such option may be exercised: (i) on or after the first anniversary of its date of grant, for up to one-quarter of the shares of Common Stock subject to such option on its date of grant, (ii) on or after the second anniversary of its date of grant, for up to an additional one-quarter (one-half on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant, (iii) on or after the third anniversary of its date of grant, for up to an additional one-quarter (three-fourths on a cumulative basis) of the shares of Common Stock subject to such option on its date of grant and (iv) on or after the forth anniversary of its date of grant, for up to the remaining one-quarter (all shares on a cumulative basis ) of the shares of Common Stock subject to such option on its date of grant. Each option granted under this Article V shall expire ten (10) years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article V shall be exercisable in accordance with
Section 2.1(c).

     5.3  TERMINATION OF DIRECTORSHIP.  If a Non-Employee Director ceases to be
          ---------------------------
a director, the options granted to such Non-Employee Director under this Article V that have become exercisable pursuant to Section 5.2(b), to the extent not theretofore exercised, shall terminate on the date which is three (3) months after the first date on which the Non-Employee Director is no longer a member of the Board or the Board of Directors of a Subsidiary, but in no event after the date the option would otherwise expire; provided, however, that if a Non-Employee Director shall cease to serve as such a director by reason of Disability or death, each option held by such Non-Employee Director shall be fully exercisable and may be exercised for a period of one (1) year after the date on which the Non-Employee Director ceased serving as such a director. If the Non-Employee Director shall die within such period following the date on which the Non-Employee Director ceased serving as such a director, such option, to the extent not theretofore exercised, may be exercised at any time within the one (1) year period following the date of death, but, in either case, not later than the date the option would otherwise expire. Notwithstanding the foregoing if a Non-Employee Director is reelected to the Board or again begins to serve prior to the expiration of an option held by the Non-Employee Director, the option shall be reinstated and exercisable in accordance with its original terms as if the Non-Employee Director had not ceased to be a member of the Board.


                                 VI.  GENERAL

     6.1  EFFECTIVE DATE AND TERM OF PLAN.  This Plan shall be submitted to the
          -------------------------------
stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1998 annual meeting of stockholders, shall become effective as of the date of approval by the Board. This Plan shall terminate when shares of Common Stock are no longer available for the grant of awards, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     In the event that this Plan is not approved by the stockholders of the Company at the 1998 annual meeting of stockholders, this Plan and any awards granted hereunder shall be null and void.

     6.2  AMENDMENTS.  The Board may amend this Plan as it shall deem advisable,
          ----------
subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may adversely affect any material rights of a holder of an outstanding award without the consent of such holder.

     6.3  AGREEMENT.  Each award under this Plan shall be evidenced by an
          ---------
Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4  NON-TRANSFERABILITY OF AWARDS.  Unless otherwise specified in the
          -----------------------------
Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to an award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

     6.5  TAX WITHHOLDING.  The Company shall have the right to require, prior
          ---------------
to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be
            --------
payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6  RESTRICTIONS ON SHARES.  Each award made hereunder shall be subject to
          ----------------------
the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7  ADJUSTMENT.  In the event of any stock split, stock dividend,
          ----------
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of shares which may be granted in any calendar year to any person, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

     6.8  CHANGE IN CONTROL.
          -----------------

     (a) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control,

          (i) all outstanding Incentive Stock Options, Non-Statutory Stock Options and SARs shall vest and become immediately exercisable, all restrictions on Restricted Stock shall be waived and such shares shall become fully vested and all Performance Measures relating to Performance Share Awards shall be deemed satisfied, and.

          (ii) in a Change in Control involving the merger, consolidation or share exchange involving the Company, the sale of substantially all the Company's assets or any other similar transaction or any other Change in Control in which, immediately after such Change in Control, the securities underlying grants under the Plan will no longer be publicly-traded, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in (i)the amount set forth in the immediately following sentence, unless the acquirer or surviving company in the Change in Control agrees to assume each outstanding award or substitute replacement awards with substantially identical terms. The amount of payment upon a surrender of an award shall be equal to (A) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the purchase price per share of Common Stock subject to the option, (B) in the case of aFree- Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or
     (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the base price of the SAR, (C) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by (I) the highest per share price received by stockholders of the Company in the transaction whereby the Change in Control takes place or
     (II) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in

     Control occurs other than pursuant to an acquisition of shares of Common Stock. Each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with
     Section 16 and the rules and regulations thereunder.

     (b)  "Change in Control" shall mean:

          (1) any "Person" (as defined in Section 3(a)(9) of the Exchange Act) as modified and used in Sections 13(d) and 14(d) of the Exchange Act (other than (1) the Company or any of its subsidiaries, (2) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, (4) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company's common stock or (5) Apollo Management, L.P., any of its affiliates and any investments funds managed by it or any of its affiliates (collectively, "Apollo")), is or becomes the "beneficial owner" (as defined in Rule 13d-3
      ------
     under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities;

          (2) during any period of not more than two consecutive years, not including any period prior to the effective date of this Plan, individuals who at the beginning of such period constituted the Board, and any new director (other than a director designated by a person (other than Apollo) who has entered into an agreement with the Company to effect a transaction described in clause (1), (3), or (4) of this Section 6.8(b)) whose election by the Board or nomination for election by the Company's stockholders was
     (A) made pursuant to the Stockholders Agreement dated as of November 4, 1997 or (B) approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than both (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation in which no person acquires 50% or more of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than such a sale or disposition to Apollo.

     (c) (1)   With respect to any optionee who is subject to Section 16 of the
     Exchange Act, (i) notwithstanding the exercise periods set forth in subsections (a) and (b) of Section 2.3 and Section 5.3 or as set forth pursuant to any Agreement to which such optionee is a party and (ii) notwithstanding the expiration date of the term of such option, in the event the Company is involved in a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction") or pursuant to which such optionee receives a
         -------------------
     substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company, then each option (or option in substitution thereof) held by such optionee shall be exercisable to the extent set forth in the Agreement evidencing such option until and including the latest of (x) the expiration date of the term of the option or, in the event of such optionee's termination of employment or service, the date determined pursuant to the then applicable paragraph of Section
     2.3 or 5.3, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such optionee may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests; and

          (2) With respect to any holder of an SAR (other than an SAR which may be settled only for cash) who is subject to Section 16 of the Exchange Act,
     (i) notwithstanding the exercise periods set forth in subsection (a) of
     Section 2.3, or as set forth pursuant to any Agreement to which such holder is a party and (ii) notwithstanding the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), in the event the Company is involved in a Pooling Transaction or pursuant to which such holder receives a substitute SAR relating to any entity, including an entity directly or indirectly acquiring the Company, then each such SAR (or SAR in substitution thereof) held by such holder shall be exercisable to the extent set forth in the Agreement evidencing such SAR until and including the latest of (x) the expiration date of the term of such SAR (or related option in the case of a Tandem SAR), as the case may be, (y) the date which is six months and one day after the consummation of such business combination and (z) the date which is ten business days after the date of expiration of any period during which such holder may not dispose of a security issued in the Pooling Transaction in order for the Pooling Transaction to be accounted for as a pooling of interests.

     6.9  NO RIGHT OF PARTICIPATION OR EMPLOYMENT.  No person shall have any
          ---------------------------------------
right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     6.10 RIGHTS AS STOCKHOLDER.  No person shall have any right as a
          ---------------------
stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 GOVERNING LAW.  This Plan, each award hereunder and the related
          -------------
Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.


                                    PARAGON HEALTH NETWORK, INC.


                                    By:  /s/ Susan Thomas Whittle
                                         ----------------------------------
                                    Print Name: Susan Thomas Whittle
                                    Title:      Senior Vice President
                                                and General Counsel